HANSEN, BARNETT & MAXWELL
A Professional Corporation
CERTIFIED PUBLIC ACCOUNTANTS
                                                                   (801)532-2200
                                                               Fax (801)532-7944
Member of AICPA Division of Firms                   345 East Broadway, Suite 200
Member of SECPS                                  Salt Lake City, Utah 84111-2693
Member of Summit International Associates, Inc.                  www.hbmcpas.com
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
Arena Resources, Inc.

As independent certified public accountants, we hereby consent to the use of our report dated September 6, 2000, with respect to the financial statements of Arena Resources, Inc. included in this Registration Statement on Form SB-1, and consent to the use of our name in the "Experts" section of this Registration Statement.

                                                   /S/ HANSEN, BARNETT & MAXWELL
                                                   -----------------------------
                                                       HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
November 27, 2000

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